Exhibit 99.8

BARC 2024-NQM3

Due Diligence Review

Narrative Summary

May 31, 2024

Prepared by

Mission Global, LLC

For

Sutton Funding LLC

This report is prepared by Mission Global, LLC ("Mission") and summarizes the results of a due diligence review performed on a pool of fifteen (15) residential mortgage loans. Mission was originally engaged by Residential Real Estate Review, Inc. (“RRR”) on behalf of Credit Suisse Securities (USA) LLC and DLJ Mortgage Capital, Inc. (“Client”), to perform due diligence services on the pool. RRR provided Mission Global, LLC ("Mission") with a data tape, from which 100% of the loan sample was selected and loan data was entered into and analyzed using the Mission Global Grade® Underwriting and Diligence grading solution.

Mission Global is a technology-forward service provider built on a culture of deep client service. Mission is a rating agency approved Third Party Review firm delivering underwriting and compliance audits for residential and business purpose loans. Since 1994, Mission Global and its predecessor company, Global Financial Review have provided comprehensive loan due diligence, re-underwriting, and asset management services to clients in the financial services industry.  In 2015, Global Financial Review merged with the leading Secondary market consulting firm Mission Capital Advisors, LLC to form Mission Global, LLC. In 2020, Mission Capital Advisors, LLC and Mission Global, LLC were acquired by the leading real estate sales, financing and advisory service firm and now a wholly-owned subsidiary of Marcus & Millichap (NYSE:MMI).

The fifteen loans (15) loans were reviewed as newly originated loans with origination dates ranging from March 2022 through October 2022 (the “newly originated loan pool”). All of the loans were primary or secondary residential loans originated as Non QM loans. Mission performed a detailed credit re-underwrite and regulatory compliance review of 100% loans. Mission performed the review beginning on May 1, 2022 and completed the review on October 31, 2022.

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All the loans were Non-QM qualified, non-conventional or commonly referred to as non-agency residential mortgage loans. The loans are investment or business purpose loans and are considered ATR/QM Exempt. The loan pool was all non-owner occupied with property secured by residential single family or one-to-four family multi-family property as collateral.

1.	File RE-Underwrite Credit Review

The loans were originated by the Lender through its retail channel.

The Credit Qualification review consisted of the following:

1.1	Guidelines and Overlays

Mission reviewed each loan each mortgage loan to ensure it met the requisite guideline requirements as specified by the Client guidelines. In lieu of specific requirements, Mission also considered Regulation Z requirements including Appendix Q where applicable.

In addition to the Athas Capital guidelines there were two unique overlays for each type of loan program reviewed:

➢	Athas Business Purpose DSCR Rate - Investment Only
➢	Athas Business Purpose No DSCR Rate - Investment Only

1.2	Employment and Income

These were non-QM qualified loans or QM exempt with a variety of ways that Borrower income could be verified including calculated and stated DSCR ratios were used to qualify the loans. In these cases, rental property income was both estimated or stated, and/or verified through leases and rent rolls. Mission verified the file documentation for minimum required level of employment and income verifications in accordance with Client provided underwriting guidelines.

1.3	Income

Mission recalculates borrower(s) monthly gross income and verified calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines. In all cases, Mission verified stated/verified income in accordance with Client provided underwriting guidelines.

1.4	Assets

Mission confirmed the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity. Mission verified the file documentation for minimum required level of asset verification in accordance with Client provided underwriting guidelines.

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1.5	Debt-to-Income Ratio

DTI was not a factor in the loans reviewed.

1.6	Debt Service Coverage Ratio

Three of the loans were qualified under the DSCR Rate programs, Mission recalculated and verified the Debt Service Coverage Ratio used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and requirements. Rental income used in the calculation for each loan was either verified from an in-place lease and verification of payment or based upon projected market rents taken from the 1007 in the subject property appraisal. The lower of actual or projected market rents is used in the DSCR calculation. The remaining 12 loans as investment purpose with no DSCR score required so income was not a factor in these loans but rather asset and FICO score were used to qualify.

1.7	Property Valuation

Mission analyzed all appraisals and secondary value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. To the extent possible, an AVM was used to validate original value. If the representative value tolerance was 10% or greater another secondary valuation product was utilized to establish value used for LTV. Mission verified the valuation waterfall in each case to determine if based upon AVM values whether a Desk review or a second appraisal was required and to verify all valuation documentation met the requirements of Client provided underwriting guidelines.

1.8	Loan-to-Value Ratio

Mission recalculated based upon valuation waterfall and verified the recalculated loan-to-value ratio and combined loan-to-value ratio were accurate both at origination and subsequent to the review and met Client provided underwriting guideline and regulatory requirements.

1.9	Credit History

Mission reviewed the initial credit reports used at origination and captured updated gap report values to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

1.10	Credit Scores

Mission captured FICO scores from credit reports used at origination and any updated gap report values to validate that borrower(s) met minimum credit score requirements of the Client provided underwriting guidelines.

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1.11	Compensating Factors

Mission reviewed all provided guideline exceptions and verified exceptions to the Client provided underwriting guidelines were documented and that compensating factors were reasonable.

2.	Document Review

Mission’s review each loan file confirmed the presence of material documentation as applicable to the specifics of the loan transaction.

2.2	Title Commitment and Policy

Mission verified the presence of at a minimum the initial title commitment or final title policy. Mission confirmed the vested parties and the description of the property, liens and tax assessments. Given the recent origination of many of the loans contained only an initial title commitment. Comments on loans where the final title policy was still pending were noted in the resolution of each loan in the grading findings.

2.3	Mortgage Note & Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed. Mission confirmed that Mortgage note was either fixed or adjustable according to requirements of the Client provided underwriting guidelines and captured relevant Note data specific to each loan.

2.4	Mortgage & Deed of Trust

Mission verified the presence of a copy Mortgage or Deed of Trust and confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits as required exist in the loan file. Mission also verified that the Mortgage was recorded or sent for recording. Given the recent origination of many of the loans contained only an executed Mortgage not a recorded document. Comments on loans where recorded Mortgage was still pending were noted in the resolution of each loan in the grading findings.

2.5	Income Documentation

Mission verified the presence of income and employment related documentation as required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.6	Asset Documentation

Mission verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

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2.7	Proof of Insurance

Mission verified the presence of insurance policies and certificates for mortgage, hazard and flood insurance on each loan depending upon the specifics of the loan. Mission confirmed that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

3.	Regulatory Compliance

These were business purpose investment loans so the was Regulatory Compliance review was limited.

4.	RESPA/Regulation X

Each investment purpose loan was reviewed by Mission to ensure compliance with the most current amendments to Regulation X. The RESPA/Regulation X review consisted of the following:

4.1	Good Faith Estimate (GFE)

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including confirming the presence of the current GFE form in effect at the time of origination and verification the GFE was provided to the borrower(s) within three days of "Application".

4.2	Application Date

Application was defined by Regulation X and generally considered complete when the creditor collected information regarding the following:

▪	Borrower(s) First and Last Name
▪	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
▪	Subject Property Address
▪	Mortgage Loan Amount Sought
▪	Estimation of Property Value
▪	Monthly Income

4.3	Broker Fees and Yield Spread

Mission verified that all Broker fees, including Yield Spread Premium ("YSP") were accurately disclosed and reflected in the appropriate locations.

4.4	GFE Fees

Fees were reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

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4.5	Change of Circumstance (COC)

Mission reviewed all available documentation to determine whether a Change of Circumstance (COC) form was required to accompany each revised Good Faith Estimate (GFE).

4.6	Change of Circumstance Definition:

4.6.1	Acts of God, war, disaster or other emergencies;
4.6.2	Information in particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
4.6.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
4.6.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
4.6.5	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within three business days of receiving information sufficient to establish "changed circumstances" and document the reason the revised GFE was provided.
4.6.6	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for "changed circumstances."

4.7	Final HUD-1

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including the presence of the current applicable Final HUD-1 form and that the Final HUD-1 accurately lists all broker and YSP fees.

4.8	Good Faith Estimate (GFE) and Final HUD-1 Analysis

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan.

This analysis included the following:

4.8.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
▪	Origination Charge
▪	Credit or Charge for Interest Rate Chosen

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▪	Adjusted Origination Charge
▪	Transfer Taxes
4.8.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
▪	Lender-required settlement services (lender selects third-party provider);
▪	Lender-required services, title services and required title insurance, and owner's title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
▪	Government recording charges. Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1.

4.8.3	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to.

4.8.4	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate(GFE) and Final HUD-1.

4.8.5	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1.

5.	QM/ATR (Qualified Mortgage and Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

5.1	Ability-to-Repay:

The loans reviewed in this pool were all non-QM loans at origination so were not subject to QM Points and fees testing. Mission did verify that underwriter confirmed ATR's eight verification steps for any origination. Mission verified documentation sufficient to run ATR checks on all loans to meet ATR requirements.

▪	Income and assets
▪	Current employment status
▪	Monthly qualifying mortgage payment for the proposed loan
▪	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, and other housing expenses
▪	Debts, alimony and child support
▪	Qualifying monthly DTI
▪	Residual income
▪	Credit history

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5.2	Verification of ATR.

All the verifications were made and each of the eight topic areas were confirmed to agree with the representations made by the lender, and there were no credit exceptions to the lender's guidelines, the loan passed the ATR test. If any of the conditions fail or the loan lacked sufficient documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan was failed for the ATR test. In all cases the loans reviewed by Mission in this pool were reported as ATR-Pass, and ATR-Exempt.

5.3	Qualified Mortgage.

Mission confirmed in all cases that the loans contained in this pool were non-Qualified Mortgages and therefore classified as Non-QM in the reports. The following was verified as well:

5.3.1	Mission verified the were no Negative Amortization and no interest only payments
5.3.2	Mission verified there were no loan terms that exceeded 30 years
5.3.3	Mission verified these were non-QM loans and therefore exempt from QM Points and Fees testing. However, were specific state requirement exist, Mission identified these loans with a Finding of Informational only.

5.4	QM DTI Testing.

The debt-to-income threshold of 43.00% applies only to any QM loan. Mission verified these were non-QM loans and therefore exempt from QM DTI testing. However, Mission did calculate DTI and verify to comply with the Client provided underwriting guideline requirements or apportion of the loans.

5.5	HPML Testing- QM APR.

Mission verified these were non-QM loans and therefore exempt from HPML Testing- QM APR testing.

5.6	Escrow Requirement – High Cost.

Mission verified the required escrow accounts to be in place for the first five years of the transaction.

5.7	High Cost- State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Mission reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable:

5.7.1	Arkansas Home Loan Protection Act, AR. Stat. Ann.§ 23-53-101 et seq.
5.7.2	California Anti-Predatory Lending Statute, CA. Fin. Code§ 4970 et seq.
5.7.3	4.3 California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
5.7.4	4.4 Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bi11216 (2007) and House Bi111322 (2007)

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5.7.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
5.7.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. § 36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
5.7.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
5.7.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of2007.
5.7.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
5.7.10	Georgia Fair Lending Act, GA. Stat. Ann.§ 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
5.7.11	Idaho Residential Mortgage Practices Act, ID. Code§ 26-3101 et seq.
5.7.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§ 137/5 et seq.
5.7.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
5.7.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
5.7.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
5.7.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
5.7.17	Indiana Home Loan Practices Act, IN. Code§ 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
5.7.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3- 207 and 16a-3-308a.
5.7.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
5.7.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
5.7.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
5.7.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
5.7.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
5.7.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
5.7.25	Massachusetts "Borrower's Interest" Standard, M.G.L. Chapter 183, §28C.
5.7.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
5.7.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.

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5.7.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 etal. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
5.7.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
5.7.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and492.
5.7.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. §C:46:10 B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
5.7.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009 High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).
5.7.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
5.7.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).
5.7.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-l.1 to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-l.l(E)(a); 24-10.2(a) and as amended by House Bill1817 (2007).
5.7.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
5.7.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
5.7.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
5.7.39	Oklahoma Higher -Priced Mortgage Loans Law, OK. Admin. Code§§ 160:45-9-1 et seq.
5.7.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq. 4.41 City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
5.7.41	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
5.7.42	South Carolina High-Cost and Consumer Home Loans Act, SC. Code§ 37-23-10 et seq.
5.7.43	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
5.7.44	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
5.7.45	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann.§ 343.201 et seq.
5.7.46	Texas Constitution, Section 50(a)(6), Article XVI
5.7.47	Utah Residential Mortgage Practices Amendments, UT. Code Ann.§ 61- 2c-102 et seq.
5.7.48	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
5.7.49	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
5.7.50	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann.§§ 6.1-413; 6.1-422, 6.1-428.
5.7.51	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann.§§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

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5.7.52	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
5.7.53	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
5.7.54	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
5.7.55	Wyoming Credit Code, WY. Stat. Ann.§§ 40-14-101 et seq.

5.8	Regulatory Compliance Disclaimer

Please be advised that Mission did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Mission are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Mission is relying in reaching such findings.

Please be further advised that Mission does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Mission do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Mission. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Mission to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Mission are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

5.9	Misrepresentation and Third-Party Report Review

Mission verified that fraud reports were present on all loans and independent third-party property valuations reports are in the file.

5.9.1	Misrepresentation Review

Mission validated the presence of a Fraud Guard report on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.

5.9.2	Alerts

Mission validated credit report alerts for accuracy and potential issues.

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5.9.3	Social Security Numbers

Mission verified SSN(s) across all file documents.

5.9.4	Document Integrity

Mission validated to the extent possible for apparent alterations to loan documents.

5.9.5	Data Consistency

Mission validated the documents contained in the loan file for consistency of data.

5.9.6	5.1.6 Third Party Fraud Tools

To the extent a third-party Fraud Guard was present in the loan file, Mission reviewed high level or critical warnings were reviewed and addressed.

6.	Data Integrity Review

Mission was provided with a Client bid tape to conduct a Data Integrity Review. The Client provided a data tape with the following data fields and Mission compared the field to the applicable source document and reported all variances.

The following fields were provided and compared:

▪	Borrower First Name
▪	Borrower Last Name
▪	Co-Borrower First Name
▪	Co-Borrower Last Name
▪	# of Units Financed
▪	Contract Sales Price
▪	Debt Service Coverage Ratio (Business Purpose Investment loans)
▪	Borrower Qualifying FICO
▪	Borrower Total Income
▪	Occupancy
▪	First Payment Date
▪	Primary Appraised Value for LTV
▪	Note Date
▪	Original Note Interest Rate
▪	Original Loan Amount
▪	Original LTV
▪	Original P&I
▪	Property Type
▪	Refinance Purpose
▪	Subject Property Street
▪	Subject Property City
▪	Subject Property State
▪	Subject Property Zip

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7.	Loan and Exception Level Grading Methodology

Pursuant to the applicable NRSRO criteria, Mission graded each loan exception with an event level 1 for exceptions findings that are informational in nature, event level 2 for exceptions findings that are considered non-material, event level 3 for exceptions findings that are considered material. In accordance applicable NRSRO criteria exceptions and overall initial loan grades and final loan Grades were assigned with an A, B, C or D. The methodology for the application of RMBS grading is defined by each NRSRO in their current industry publications as updated from time to time.

Pursuant to the applicable NRSRO criteria, Mission graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Where applicable, mortgage loans that are seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The period is not limited for claims, other than recission, which are raised as a defense to foreclosure. Information contained in any Mission reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

NRSRO GRADING METHODOLOGY

FITCH Grade *	# of Loans	% of Loans (by count) in MISSION Population
A	14	93.3%
B	1	6.7%
C	0	0%
D	0	0%

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NRSRO GRADE SUMMARY
NRSRO GRADE	# of Loans	% of Loans (by count) in MISSION Population
CREDIT
A	14	93.3%
B	1	6.7%
C	0	0%
D	0	0%

COMPLIANCE
A	15	100.0%
B	0	0%
C	0	0%
D	0	0%

PROPERTY/VALUE – FITCH
A	15	100.0%
B	0	0%
C	0	0%
D	0	0%

PROPERTY/VALUE - DBRS
A	15	100.0%
B	0	0%
C	0	0%
D	0	0%

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DATA INTEGRITY REVIEW

Data Compare Summary
BARC 2024-NMQ3_FINAL
Run Date - 5/31/2024 11:00:00 AM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
AmortizationTerm	1	14	7.14%	In all cases Mission verified amortization term from the Promissory note.
ApplicationDate	1	1	100.00%
B1Citizen	1	13	7.69%	Mission verified Citizenship documents provided.
B1FirstName	2	14	14.29%	In all cases Mission verified correct borrowers names from the Promissory note.
B1LastName	1	14	7.14%	In all cases Mission verified correct borrowers names from the Promissory note.
B1OriginationFICO	0	14	0.00%
B1SelfEmploymentFlag	0	7	0.00%
B2Citizen	0	2	0.00%
B2FirstName	0	1
B2LastName	0	1	0.00%
B2 Origination FICO	0	7	0.00%
B2 Self Employment Flag	0	7	0.00%
B3 Origination FICO	0	6	0.00%
B3 Self Employment Flag	0	7	0.00%
B4 Origination FICO	0	6	0.00%
B4 Self Employment Flag	0	7	0.00%
Base Loan Amount	0	7	0.00%
Cash to Close	13	13	100.00%	In all cases cash to close was verfied by closing documents provided.
CLTV	0	1	0.00%
Current Interest Rate	0	1	0.00%
Curren tUnpaid Balance	0	1	0.00%
DSCR	1	15	6.67%	There was no DSCR score in tape. Mission verified DSCR score.
First Paymen tDate	0	15	0.00%

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Initial MonthlyPI or IO Payment	0	15	0.00%
Interest Only Flag	2	10	20.00%	In all cases Mission verified interest only term from the Promissory note.
Interest Rate	0	15	0.00%
Investor Loan ID	0	15	0.00%
Lien Position	0	1	0.00%
Loan Amount	0	15	0.00%
Loan Program	0	8	0.00%
Loan Purpose	0	13	0.00%
LTV	0	1	0.00%
Maturity Date	0	1	0.00%
Monthly Property Tax Amount	4	11	36.36%	In all cases Mission verified Property tax amounts paid from verified clsoing documents.
Months Since Bankruptcy	1	1	100.00%	Months in bankruptcy was verified from the credit report.
Note Date	1	15	6.67%	Mission verified Note Date from the Promissory note.
Note Type	0	15	0.00%
Number of Units	1	13	7.69%	Mission verified number of units from the appraisal provided
Occupancy	0	13	0.00%
Original Note was Modified	0	1	0.00%
Prepayment Penalty Flag	14	14	100.00%	In all cases Mission verified prepayment penalty from the Promissory note or the associated rider.
Prepayment Penalty Total Term	0	1	0.00%
Price of Prior Sale Transfer	0	3	0.00%
Primary Appraised Property Value	0	15	0.00%
Property Address	7	15	46.67%	In all cases Mission verified Property Address from the Promissory note or the associated property docuemntation in all cases these were either typos or slight variations.
Property City	0	15	0.00%
Property County	1	15	6.67%	Mission verified Property County from the DOT.
Property Rights	0	13	0.00%
Property State	0	15	0.00%
Property Type	1	3	33.33%	Mission verified Property type from the property documentation provided including any rider or appraisal provided.
Property Zip Code	0	15	0.00%
Qualifying FICO	12	13	92.31%	Qualifying FICO was not a field provided in the tape.
Qualifying Housing Debt Income Ratio	0	1	0.00%
Refinance Type	0	2	0.00%
Sales Price	0	8	0.00%
Secondary Appraised Property Value	0	7	0.00%
Term	0	15	0.00%
Total Monthly Property Insurance Amount	3	12	25.00%	In all cases Mission verified property insurance from the insurance documentation provided in the closing package.

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POOL DETAILS

AMORTIZATION TYPE	Count	% of Pool	BORROWER CITIZENSHIP	Count	% of Pool
Fixed	15	100.0%	Foreign National	2	13.3%
Grand Total	15	100.0%	Permanent Resident Alien	1	6.7%
			US Citizen	12	80.0%
LOAN PURPOSE	Count	% of Pool	Grand Total	15	100.0%
Purchase	9	60.0%
Refinance - Cash Out	5	33.3%	OCCUPANCY	Count	% of Pool
Refinance - Rate and Term	1	6.7%	Investment	15	100.0%
Grand Total	15	100.0%	Grand Total	15	100.0%

ORIGINAL INTEREST RATE	Count of Original Interest Rate__	% of Pool	PROPERTY TYPE	Count	% of Pool
5.500 - 5.999%	1	6.7%	2 Family	2	13.3%
>= 8.000%	14	93.3%	4 Family	1	6.7%
Grand Total	15	100.0%	PUD	4	26.7%
			Single Family Detached	8	53.3%
QUALIFYING FICO	Count	% of Pool	Grand Total	15	100.0%
501 - 600	1	6.7%
601 - 700	6	40.0%	VERIFIED DSCR	Count	% of Pool
701 - 800	6	40.0%	< 1.00	3	20.0%
No FICO	2	13.3%	N/A	12	80.0%
Grand Total	15	100.0%	Grand Total*	15	100.0%

VERIFIED DTI	Count	% of Pool
< 10 or Null	15	100.0%
Grand Total	15	100.0%

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